EXHIBIT 4.1



                         FORM OF FIXED RATE SENIOR NOTE

REGISTERED                                                          REGISTERED
No. FXR                                                             U.S. $
                                                                    CUSIP:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 MORGAN STANLEY
                    SENIOR GLOBAL MEDIUM-TERM NOTES, SERIES F
                                  (Fixed Rate)

                          STOCK PARTICIPATION ACCRETING
                REDEMPTION QUARTERLY-PAY SECURITIES(SM) ("SPARQS")

                        6% SPARQS(R) DUE DECEMBER 1, 2005
                            MANDATORILY EXCHANGEABLE
                          FOR SHARES OF COMMON STOCK OF
                          INTERNATIONAL GAME TECHNOLOGY

--------------------------------------------------------------------------------------------------------------------
ORIGINAL ISSUE DATE:          INITIAL REDEMPTION DATE:     INTEREST RATE:        per    MATURITY DATE: See
                                 See "Morgan Stanley Call     annum (equivalent to $       "Maturity Date" below.
                                 Right" below.                per annum per SPARQS)
--------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL DATE:        INITIAL REDEMPTION           INTEREST PAYMENT DATE(S):    OPTIONAL REPAYMENT
                                 PERCENTAGE: See "Morgan      See "Interest Payment        DATE(S):  N/A
                                 Stanley Call Right" and      Dates" below.
                                 "Call Price" below.
--------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY: U.S.      ANNUAL REDEMPTION            INTEREST PAYMENT PERIOD:     APPLICABILITY OF MODIFIED
   dollars                       PERCENTAGE REDUCTION: N/A    Quarterly                    PAYMENT UPON
                                                                                           ACCELERATION OR
                                                                                           REDEMPTION: See
                                                                                           "Alternate Exchange
                                                                                           Calculation in Case of
                                                                                           an Event of Default"
                                                                                           below.
--------------------------------------------------------------------------------------------------------------------
IF SPECIFIED CURRENCY OTHER   REDEMPTION NOTICE PERIOD:    APPLICABILITY OF ANNUAL      If yes, state Issue Price:
   THAN U.S. DOLLARS, OPTION     At least 10 days but no      INTEREST PAYMENTS: N/A       N/A
   TO ELECT PAYMENT IN U.S.      more than 30 days.  See
   DOLLARS: N/A                  "Morgan Stanley Call
                                 Right" and "Morgan
                                 Stanley Notice Date"
                                 below.
--------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE AGENT: N/A      TAX REDEMPTION AND PAYMENT   PRICE APPLICABLE UPON        ORIGINAL YIELD TO
                                 OF ADDITIONAL AMOUNTS:       OPTIONAL REPAYMENT: N/A      MATURITY: N/A
                                 N/A
--------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS: See below.  IF YES, STATE INITIAL
                                 OFFERING DATE: N/A
--------------------------------------------------------------------------------------------------------------------

Issue Price...................................   $          per each $
                                                 principal amount of this SPARQS

Maturity Date.................................   December 1, 2005, subject to
                                                 acceleration as described
                                                 below in "Price Event
                                                 Acceleration" and "Alternate
                                                 Exchange Calculation in Case
                                                 of an Event of Default" and
                                                 subject to extension if the
                                                 Final Call Notice Date is
                                                 postponed in accordance with
                                                 the following paragraph.

                                                 If the Final Call Notice Date
                                                 is postponed because it is not
                                                 a Trading Day or due to a
                                                 Market Disruption Event or
                                                 otherwise and the Issuer
                                                 exercises the Morgan Stanley
                                                 Call Right, the Maturity Date
                                                 shall be postponed so that the
                                                 Maturity Date will be the
                                                 tenth calendar day following
                                                 the Final Call Notice Date.
                                                 See "Final Call Notice Date"
                                                 below.

                                                 In the event that the Final
                                                 Call Notice Date is postponed
                                                 because it is not a Trading
                                                 Day or due to a Market
                                                 Disruption Event or otherwise,
                                                 the Issuer shall give notice
                                                 of such postponement as
                                                 promptly as possible, and in
                                                 no case later than two
                                                 Business Days following the
                                                 scheduled Final Call Notice
                                                 Date, (i) to the holder of
                                                 this SPARQS by mailing notice
                                                 of such postponement by first
                                                 class mail, postage prepaid,
                                                 to the holder's last address
                                                 as it shall appear upon the
                                                 registry books, (ii) to the
                                                 Trustee by telephone or
                                                 facsimile confirmed by mailing
                                                 such notice to the Trustee by
                                                 first class mail, postage
                                                 prepaid, at its New York
                                                 office and (iii) to The
                                                 Depository Trust Company (the
                                                 "Depositary") by telephone or
                                                 facsimile confirmed by mailing
                                                 such notice to the Depositary
                                                 by first class mail, postage
                                                 prepaid. Any notice that is
                                                 mailed in the manner herein
                                                 provided shall be conclusively
                                                 presumed to have been duly
                                                 given, whether or not the
                                                 holder of this SPARQS receives
                                                 the notice. Notice of the date
                                                 to which the Maturity Date has
                                                 been rescheduled as a result
                                                 of postponement of the Final
                                                 Call Notice Date, if
                                                 applicable, shall be included
                                                 in the Issuer's notice of
                                                 exercise of the Morgan Stanley
                                                 Call Right.

Interest Payment Dates........................   March 1, 2005, June 1, 2005,
                                                 September 1, 2005 and the
                                                 Maturity Date.

                                                 If the scheduled Maturity Date
                                                 is postponed due to a Market
                                                 Disruption Event or otherwise,
                                                 the Issuer shall
                                                 pay interest on the Maturity
                                                 Date as postponed rather than
                                                 on December 1, 2005, but no
                                                 interest will accrue on this
                                                 SPARQS or on such payment
                                                 during the period from or
                                                 after the scheduled Maturity
                                                 Date.

Record Date...................................   Notwithstanding the definition
                                                 of "Record Date" on page 23
                                                 hereof, the Record Date for
                                                 each Interest Payment Date,
                                                 including the Interest Payment
                                                 Date scheduled to occur on the
                                                 Maturity Date, shall be the
                                                 date 5 calendar days prior to
                                                 such scheduled Interest
                                                 Payment Date, whether or not
                                                 that date is a Business Day;
                                                 provided, however, that in the
                                                 event that the Issuer
                                                 exercises the Morgan Stanley
                                                 Call Right, no Interest
                                                 Payment Date shall occur after
                                                 the Morgan Stanley Notice
                                                 Date, except for any Interest
                                                 Payment Date for which the
                                                 Morgan Stanley Notice Date
                                                 falls on or after the
                                                 "ex-interest" date for the
                                                 related interest payment, in
                                                 which case the related
                                                 interest payment shall be made
                                                 on such Interest Payment Date;
                                                 and provided, further, that
                                                 accrued but unpaid interest
                                                 payable on the Call Date, if
                                                 any, shall be payable to the
                                                 person to whom the Call Price
                                                 is payable. The "ex-interest"
                                                 date for any interest payment
                                                 is the date on which purchase
                                                 transactions in the SPARQS no
                                                 longer carry the right to
                                                 receive such interest payment.

                                                 In the event that the Issuer
                                                 exercises the Morgan Stanley
                                                 Call Right and the Morgan
                                                 Stanley Notice Date falls
                                                 before the "ex-interest" date
                                                 for an interest payment, so
                                                 that as a result a scheduled
                                                 Interest Payment Date will not
                                                 occur, the Issuer shall cause
                                                 the Calculation Agent to give
                                                 notice to the Trustee and to
                                                 the Depositary, in each case
                                                 in the manner and at the time
                                                 described in the second and
                                                 third paragraphs under "Morgan
                                                 Stanley Call Right" below,
                                                 that no Interest Payment Date
                                                 will occur after such Morgan
                                                 Stanley Notice Date.

Denominations.................................   $        and integral multiples
                                                 thereof

Morgan Stanley Call Right.....................   On any scheduled Trading Day
                                                 on or after April , 2005 or on
                                                 the Maturity Date (including
                                                 the Maturity Date as it may be
                                                 extended and regardless of
                                                 whether the Maturity Date is a
                                                 Trading Day), the Issuer may
                                                 call the SPARQS, in whole but
                                                 not in part, for mandatory
                                                 exchange for the Call Price
                                                 paid in cash

                                                 (together with accrued but
                                                 unpaid interest) on the Call
                                                 Date.

                                                 On the Morgan Stanley Notice
                                                 Date, the Issuer shall give
                                                 notice of the Issuer's
                                                 exercise of the Morgan Stanley
                                                 Call Right (i) to the holder
                                                 of this SPARQS by mailing
                                                 notice of such exercise,
                                                 specifying the Call Date on
                                                 which the Issuer shall effect
                                                 such exchange, by first class
                                                 mail, postage prepaid, to the
                                                 holder's last address as it
                                                 shall appear upon the registry
                                                 books, (ii) to the Trustee by
                                                 telephone or facsimile
                                                 confirmed by mailing such
                                                 notice to the Trustee by first
                                                 class mail, postage prepaid,
                                                 at its New York office and
                                                 (iii) to the Depositary in
                                                 accordance with the applicable
                                                 procedures set forth in the
                                                 Blanket Letter of
                                                 Representations prepared by
                                                 the Issuer. Any notice which
                                                 is mailed in the manner herein
                                                 provided shall be conclusively
                                                 presumed to have been duly
                                                 given, whether or not the
                                                 holder of this SPARQS receives
                                                 the notice. Failure to give
                                                 notice by mail or any defect
                                                 in the notice to the holder of
                                                 any SPARQS shall not affect
                                                 the validity of the
                                                 proceedings for the exercise
                                                 of the Morgan Stanley Call
                                                 Right with respect to any
                                                 other SPARQS.

                                                 The notice of the Issuer's
                                                 exercise of the Morgan Stanley
                                                 Call Right shall specify (i)
                                                 the Call Date, (ii) the Call
                                                 Price payable per SPARQS,
                                                 (iii) the amount of accrued
                                                 but unpaid interest payable
                                                 per SPARQS on the Call Date,
                                                 (iv) whether any subsequently
                                                 scheduled Interest Payment
                                                 Date shall no longer be an
                                                 Interest Payment Date as a
                                                 result of the exercise of the
                                                 Morgan Stanley Call Right, (v)
                                                 the place or places of payment
                                                 of such Call Price, (vi) that
                                                 such delivery will be made
                                                 upon presentation and
                                                 surrender of this SPARQS,
                                                 (vii) that such exchange is
                                                 pursuant to the Morgan Stanley
                                                 Call Right and (viii) if
                                                 applicable, the date to which
                                                 the Maturity Date has been
                                                 extended due to a Market
                                                 Disruption Event as described
                                                 under "Maturity Date" above.

                                                 The notice of the Issuer's
                                                 exercise of the Morgan Stanley
                                                 Call Right shall be given by
                                                 the Issuer or, at the Issuer's
                                                 request, by the Trustee in the
                                                 name and at the expense of the
                                                 Issuer.

                                                 If this SPARQS is so called
                                                 for mandatory exchange by the
                                                 Issuer, then the cash Call
                                                 Price and any accrued but
                                                 unpaid interest on this SPARQS
                                                 to be delivered to the holder
                                                 of this SPARQS shall be
                                                 delivered on the Call Date
                                                 fixed by the Issuer and set
                                                 forth in its notice of its
                                                 exercise of the Morgan Stanley
                                                 Call Right, upon delivery of
                                                 this SPARQS to the Trustee.
                                                 The Issuer shall, or shall
                                                 cause the Calculation Agent
                                                 to, deliver such cash to the
                                                 Trustee for delivery to the
                                                 holder of this SPARQS.

                                                 If this SPARQS is not
                                                 surrendered for exchange on
                                                 the Call Date, it shall be
                                                 deemed to be no longer
                                                 Outstanding under, and as
                                                 defined in, the Senior
                                                 Indenture after the Call Date,
                                                 except with respect to the
                                                 holder's right to receive cash
                                                 due in connection with the
                                                 Morgan Stanley Call Right.

Morgan Stanley Notice Date....................   The scheduled Trading Day on
                                                 which the Issuer issues its
                                                 notice of mandatory exchange,
                                                 which must be at least 10 but
                                                 not more than 30 days prior to
                                                 the Call Date.

Final Call Notice Date........................   November 21, 2005; provided
                                                 that if November 21, 2005 is
                                                 not a Trading Day or if a
                                                 Market Disruption Event occurs
                                                 on such day, the Final Call
                                                 Notice Date will be the
                                                 immediately succeeding Trading
                                                 Day on which no Market
                                                 Disruption Event occurs.

Call Date.....................................   The day specified in the
                                                 Issuer's notice of mandatory
                                                 exchange, on which the Issuer
                                                 shall deliver cash to the
                                                 holder of this SPARQS, for
                                                 mandatory exchange, which day
                                                 may be any scheduled Trading
                                                 Day on or after April  , 2005
                                                 or the Maturity Date
                                                 (including the Maturity Date
                                                 as it may be extended and
                                                 regardless of whether the
                                                 Maturity Date is a scheduled
                                                 Trading Day). See "Maturity
                                                 Date" above.

Call Price....................................   The Call Price with respect to
                                                 any Call Date is an amount of
                                                 cash per each $      principal
                                                 amount of this SPARQS, as
                                                 calculated by the Calculation
                                                 Agent, such that the sum of
                                                 the present values of all cash
                                                 flows on each $       principal
                                                 amount of this SPARQS to and
                                                 including the Call Date (i.e.,
                                                 the Call Price and all of the
                                                 interest payments, including
                                                 accrued and unpaid interest
                                                 payable on the Call Date),
                                                 discounted to the Original
                                                 Issue Date from the applicable
                                                 payment date
                                                 at the Yield to Call rate of
                                                    % per annum computed on the
                                                 basis of a 360-day year of
                                                 twelve 30-day months, equals
                                                 the Issue Price, as determined
                                                 by the Calculation Agent.

Exchange at Maturity..........................   At maturity, subject to a
                                                 prior call of this SPARQS for
                                                 cash in an amount equal to the
                                                 Call Price by the Issuer as
                                                 described under "Morgan
                                                 Stanley Call Right" above or
                                                 any acceleration of the
                                                 SPARQS, upon delivery of this
                                                 SPARQS to the Trustee, each $
                                                 principal amount of this
                                                 SPARQS shall be applied by the
                                                 Issuer as payment for a number
                                                 of shares of the common stock
                                                 of International Game
                                                 Technology ("IGT Stock") at
                                                 the Exchange Ratio, and the
                                                 Issuer shall deliver with
                                                 respect to each $ principal
                                                 amount of this SPARQS an
                                                 amount of IGT Stock equal to
                                                 the Exchange Ratio.

                                                 The amount of IGT Stock to be
                                                 delivered at maturity shall be
                                                 subject to any applicable
                                                 adjustments (i) to the
                                                 Exchange Ratio (including, as
                                                 applicable, any New Stock
                                                 Exchange Ratio or any Basket
                                                 Stock Exchange Ratio, each as
                                                 defined in paragraph 5 under
                                                 "Antidilution Adjustments"
                                                 below) and (ii) in the
                                                 Exchange Property, as defined
                                                 in paragraph 5 under
                                                 "Antidilution Adjustments"
                                                 below, to be delivered instead
                                                 of, or in addition to, such
                                                 IGT Stock as a result of any
                                                 corporate event described
                                                 under "Antidilution
                                                 Adjustments" below, in each
                                                 case, required to be made
                                                 through the close of business
                                                 on the third Trading Day prior
                                                 to maturity.

                                                 The Issuer shall, or shall
                                                 cause the Calculation Agent
                                                 to, provide written notice to
                                                 the Trustee at its New York
                                                 Office and to the Depositary,
                                                 on which notice the Trustee
                                                 and Depositary may
                                                 conclusively rely, on or prior
                                                 to 10:30 a.m. on the Trading
                                                 Day immediately prior to
                                                 maturity of this SPARQS (but
                                                 if such Trading Day is not a
                                                 Business Day, prior to the
                                                 close of business on the
                                                 Business Day preceding
                                                 maturity of this SPARQS), of
                                                 the amount of IGT Stock (or
                                                 the amount of Exchange
                                                 Property) or cash to be
                                                 delivered with respect to each
                                                 $      principal amount of this
                                                 SPARQS and of the amount of
                                                 any cash to be paid in lieu of
                                                 any fractional share of IGT
                                                 Stock (or of any other
                                                 securities included in
                                                 Exchange Property, if
                                                 applicable); provided that if
                                                 the maturity date of this
                                                 SPARQS is accelerated (x)
                                                 because of a Price Event
                                                 Acceleration (as described
                                                 under "Price Event
                                                 Acceleration" below) or (y)
                                                 because of an Event of Default
                                                 Acceleration (as defined under
                                                 "Alternate Exchange
                                                 Calculation in Case of an
                                                 Event of Default" below), the
                                                 Issuer shall give notice of
                                                 such acceleration as promptly
                                                 as possible, and in no case
                                                 later than (A) in the case of
                                                 an Event of Default
                                                 Acceleration, two Trading Days
                                                 following such deemed maturity
                                                 date or (B) in the case of a
                                                 Price Event Acceleration,
                                                 10:30 a.m. on the Trading Day
                                                 immediately prior to the date
                                                 of acceleration (as defined
                                                 under "Price Event
                                                 Acceleration" below), (i) to
                                                 the holder of this SPARQS by
                                                 mailing notice of such
                                                 acceleration by first class
                                                 mail, postage prepaid, to the
                                                 holder's last address as it
                                                 shall appear upon the registry
                                                 books, (ii) to the Trustee by
                                                 telephone or facsimile
                                                 confirmed by mailing such
                                                 notice to the Trustee by first
                                                 class mail, postage prepaid,
                                                 at its New York office and
                                                 (iii) to the Depositary by
                                                 telephone or facsimile
                                                 confirmed by mailing such
                                                 notice to the Depositary by
                                                 first class mail, postage
                                                 prepaid. Any notice that is
                                                 mailed in the manner herein
                                                 provided shall be conclusively
                                                 presumed to have been duly
                                                 given, whether or not the
                                                 holder of this SPARQS receives
                                                 the notice. If the maturity of
                                                 this SPARQS is accelerated, no
                                                 interest on the amounts
                                                 payable with respect to this
                                                 SPARQS shall accrue for the
                                                 period from and after such
                                                 accelerated maturity date;
                                                 provided that the Issuer has
                                                 deposited with the Trustee the
                                                 IGT Stock, the Exchange
                                                 Property or any cash due with
                                                 respect to such acceleration
                                                 by such accelerated maturity
                                                 date.

                                                 The Issuer shall, or shall
                                                 cause the Calculation Agent
                                                 to, deliver any such shares of
                                                 IGT Stock (or any Exchange
                                                 Property) and cash in respect
                                                 of interest and any fractional
                                                 share of IGT Stock (or any
                                                 Exchange Property) and cash
                                                 otherwise due upon any
                                                 acceleration described above
                                                 to the Trustee for delivery to
                                                 the holder of this Note.
                                                 References to payment "per
                                                 SPARQS" refer to each $
                                                 principal amount of this
                                                 SPARQS.

                                                 If this SPARQS is not
                                                 surrendered for exchange at
                                                 maturity, it shall be deemed
                                                 to be no longer Outstanding
                                                 under, and as defined in, the
                                                 Senior

                                                 Indenture, except with respect
                                                 to the holder's right to
                                                 receive the IGT Stock (and, if
                                                 applicable, any Exchange
                                                 Property) and any cash in
                                                 respect of interest and any
                                                 fractional share of IGT Stock
                                                 (or any Exchange Property) and
                                                 any other cash due at maturity
                                                 as described in the preceding
                                                 paragraph under this heading.

Price Event Acceleration......................   If on any two consecutive
                                                 Trading Days during the period
                                                 prior to and ending on the
                                                 third Business Day immediately
                                                 preceding the Maturity Date,
                                                 the product of the Closing
                                                 Price per share of IGT Stock
                                                 and the Exchange Ratio is less
                                                 than $2.00, the Maturity Date
                                                 of this SPARQS shall be deemed
                                                 to be accelerated to the third
                                                 Business Day immediately
                                                 following such second Trading
                                                 Day (the "date of
                                                 acceleration"). Upon such
                                                 acceleration, the holder of
                                                 each $      principal amount of
                                                 this SPARQS shall receive per
                                                 SPARQS on the date of
                                                 acceleration:

                                                      (i) a number of shares of
                                                      IGT Stock at the then
                                                      current Exchange Ratio;

                                                      (ii)accrued but unpaid
                                                      interest on each $
                                                      principal amount of this
                                                      SPARQS to but excluding
                                                      the date of acceleration;
                                                      and

                                                      (iii) an amount of cash as
                                                      determined by the
                                                      Calculation Agent equal to
                                                      the sum of the present
                                                      values of the remaining
                                                      scheduled payments of
                                                      interest on each $
                                                      principal amount of this
                                                      SPARQS (excluding the
                                                      amounts included in clause
                                                      (ii) above) discounted to
                                                      the date of acceleration.
                                                      The present value of each
                                                      remaining scheduled
                                                      payment will be based on
                                                      the comparable yield that
                                                      the Issuer would pay on a
                                                      non-interest bearing,
                                                      senior unsecured debt
                                                      obligation of the Issuer
                                                      having a maturity equal to
                                                      the term of each such
                                                      remaining scheduled
                                                      payment, as determined by
                                                      the Calculation Agent.

No Fractional Shares..........................   Upon delivery of this SPARQS
                                                 to the Trustee at maturity,
                                                 the Issuer shall deliver the
                                                 aggregate number of shares of
                                                 IGT Stock due with respect to
                                                 this SPARQS, as described
                                                 above, but the Issuer shall
                                                 pay cash in lieu of delivering
                                                 any fractional share of IGT
                                                 Stock in an amount equal to
                                                 the corresponding
                                                 fractional Closing Price of
                                                 such fraction of a share of
                                                 IGT Stock as determined by the
                                                 Calculation Agent as of the
                                                 second scheduled Trading Day
                                                 prior to maturity of this
                                                 SPARQS.

Exchange Ratio................................   1.0, subject to adjustment for
                                                 corporate events relating to
                                                 International Game Technology
                                                 ("IGT") described under
                                                 "Antidilution Adjustments"
                                                 below.

Closing Price.................................   The Closing Price for one
                                                 share of IGT Stock (or one
                                                 unit of any other security for
                                                 which a Closing Price must be
                                                 determined) on any Trading Day
                                                 (as defined below) means:

                                                 o if IGT Stock (or any such
                                                   other security) is listed or
                                                   admitted to trading on a
                                                   national securities
                                                   exchange, the last reported
                                                   sale price, regular way, of
                                                   the principal trading
                                                   session on such day on the
                                                   principal United States
                                                   securities exchange
                                                   registered under the
                                                   Securities Exchange Act of

                                                   1934, as amended (the
                                                   "Exchange Act"), on which
                                                   IGT Stock (or any such other
                                                   security) is listed or
                                                   admitted to trading,

                                                 o if IGT Stock (or any such
                                                   other security) is a
                                                   security of the Nasdaq
                                                   National Market (and
                                                   provided that the Nasdaq
                                                   National Market is not then
                                                   a national securities
                                                   exchange), the Nasdaq
                                                   official closing price
                                                   published by The Nasdaq
                                                   Stock Market, Inc. on such
                                                   day, or

                                                 o if IGT Stock (or any such
                                                   other security) is neither
                                                   listed or admitted to
                                                   trading on any national
                                                   securities exchange nor a
                                                   security of the Nasdaq
                                                   National Market but is
                                                   included in the OTC Bulletin
                                                   Board Service (the "OTC
                                                   Bulletin Board") operated by
                                                   the National Association of
                                                   Securities Dealers, Inc.
                                                   (the "NASD"), the last
                                                   reported sale price of the
                                                   principal trading session on
                                                   the OTC Bulletin Board on
                                                   such day.

                                                 If IGT Stock (or any such
                                                 other security) is listed or
                                                 admitted to trading on any
                                                 national securities exchange
                                                 or is a security of the Nasdaq
                                                 National Market but the last
                                                 reported sale price or Nasdaq
                                                 official closing price, as
                                                 applicable, is not available
                                                 pursuant to the preceding
                                                 sentence, then the Closing
                                                 Price for one share of IGT

                                                 Stock (or one unit of any such
                                                 other security) on any Trading
                                                 Day will mean the last
                                                 reported sale price of the
                                                 principal trading session on
                                                 the over-the-counter market as
                                                 reported on the Nasdaq
                                                 National Market or the OTC
                                                 Bulletin Board on such day.
                                                 If, because of a Market
                                                 Disruption Event (as defined
                                                 below) or otherwise, the last
                                                 reported sale price or Nasdaq
                                                 official closing price, as
                                                 applicable, for IGT Stock (or
                                                 any such other security) is
                                                 not available pursuant to
                                                 either of the two preceding
                                                 sentences, then the Closing
                                                 Price for any Trading Day will
                                                 be the mean, as determined by
                                                 the Calculation Agent, of the
                                                 bid prices for IGT Stock (or
                                                 any such other security)
                                                 obtained from as many
                                                 recognized dealers in such
                                                 security, but not exceeding
                                                 three, as will make such bid
                                                 prices available to the
                                                 Calculation Agent. Bids of MS
                                                 & Co. or any of its affiliates
                                                 may be included in the
                                                 calculation of such mean, but
                                                 only to the extent that any
                                                 such bid is the highest of the
                                                 bids obtained. The term
                                                 "security of the Nasdaq
                                                 National Market" will include
                                                 a security included in any
                                                 successor to such system, and
                                                 the term OTC Bulletin Board
                                                 Service will include any
                                                 successor service thereto.

Trading Day...................................   A day, as determined by the
                                                 Calculation Agent, on which
                                                 trading is generally conducted
                                                 on the New York Stock
                                                 Exchange, Inc. ("NYSE"), the
                                                 American Stock Exchange LLC,
                                                 the Nasdaq National Market,
                                                 the Chicago Mercantile
                                                 Exchange and the Chicago Board
                                                 of Options Exchange and in the
                                                 over-the-counter market for
                                                 equity securities in the
                                                 United States.

Calculation Agent.............................   MS & Co. and its successors.

                                                 All calculations with respect
                                                 to the Exchange Ratio and Call
                                                 Price for the SPARQS shall be
                                                 made by the Calculation Agent
                                                 and shall be rounded to the
                                                 nearest one
                                                 hundred-thousandth, with five
                                                 one-millionths rounded upward
                                                 (e.g., .876545 would be
                                                 rounded to .87655); all dollar
                                                 amounts related to the Call
                                                 Price resulting from such
                                                 calculations shall be rounded
                                                 to the nearest ten-thousandth,
                                                 with five one hundred-
                                                 thousandths rounded upward
                                                 (e.g., .76545 would be rounded
                                                 to .7655); and all dollar
                                                 amounts paid with respect to
                                                 the Call Price on the
                                                 aggregate number of

                                                 SPARQS shall be rounded to the
                                                 nearest cent, with one-half
                                                 cent rounded upward.

                                                 All determinations made by the
                                                 Calculation Agent shall be at
                                                 the sole discretion of the
                                                 Calculation Agent and shall,
                                                 in the absence of manifest
                                                 error, be conclusive for all
                                                 purposes and binding on the
                                                 holder of this SPARQS, the
                                                 Trustee and the Issuer.

Antidilution Adjustments......................   The Exchange Ratio shall be
                                                 adjusted as follows:

                                                 1.  If IGT Stock is subject to
                                                 a stock split or reverse stock
                                                 split, then once such split
                                                 has become effective, the
                                                 Exchange Ratio shall be
                                                 adjusted to equal the product
                                                 of the prior Exchange Ratio
                                                 and the number of shares
                                                 issued in such stock
                                                 split or reverse stock split
                                                 with respect to one share of
                                                 IGT Stock.

                                                 2.  If IGT Stock is subject (i)
                                                 to a stock dividend (issuance
                                                 of additional shares of IGT
                                                 Stock) that is given ratably
                                                 to all holders of shares of
                                                 IGT Stock or (ii) to a
                                                 distribution of IGT Stock as a
                                                 result of the triggering of
                                                 any provision of the corporate
                                                 charter of IGT, then once the
                                                 dividend has become effective
                                                 and IGT Stock is trading
                                                 ex-dividend, the Exchange
                                                 Ratio shall be adjusted so
                                                 that the new Exchange Ratio
                                                 shall equal the prior Exchange
                                                 Ratio plus the product of (i)
                                                 the number of shares issued
                                                 with respect to one share of
                                                 IGT Stock and (ii) the prior
                                                 Exchange Ratio.

                                                 3.  If IGT issues rights or
                                                 warrants to all holders of IGT
                                                 Stock to subscribe for or
                                                 purchase IGT Stock at an
                                                 exercise price per share less
                                                 than the Closing Price of IGT
                                                 Stock on both (i) the date the
                                                 exercise price of such rights
                                                 or warrants is determined and
                                                 (ii) the expiration date of
                                                 such rights or warrants, and
                                                 if the expiration date of such
                                                 rights or warrants precedes
                                                 the maturity of this SPARQS,
                                                 then the Exchange Ratio shall
                                                 be adjusted to equal the
                                                 product of the prior Exchange
                                                 Ratio and a fraction, the
                                                 numerator of which shall be
                                                 the number of shares of IGT
                                                 Stock outstanding immediately
                                                 prior to the issuance of such
                                                 rights or warrants plus the
                                                 number of additional shares of
                                                 IGT Stock offered for
                                                 subscription or purchase
                                                 pursuant to such rights or
                                                 warrants and the denominator
                                                 of which shall be the number
                                                 of shares of IGT Stock
                                                 outstanding immediately prior
                                                 to the issuance of such rights
                                                 or
                                                 warrants plus the number of
                                                 additional shares of IGT Stock
                                                 which the aggregate offering
                                                 price of the total number of
                                                 shares of IGT Stock so offered
                                                 for subscription or purchase
                                                 pursuant to such rights or
                                                 warrants would purchase at the
                                                 Closing Price on the
                                                 expiration date of such rights
                                                 or warrants, which shall be
                                                 determined by multiplying such
                                                 total number of shares offered
                                                 by the exercise price of such
                                                 rights or warrants and
                                                 dividing the product so
                                                 obtained by such Closing
                                                 Price.

                                                 4.  There shall be no
                                                 adjustments to the Exchange
                                                 Ratio to reflect cash
                                                 dividends or other
                                                 distributions paid with
                                                 respect to IGT Stock other
                                                 than distributions described
                                                 in paragraph 2, paragraph 3
                                                 and clauses (i), (iv) and (v)
                                                 of the first sentence of
                                                 paragraph 5 and Extraordinary
                                                 Dividends. "Extraordinary
                                                 Dividend" means each of (a)
                                                 the full amount per share of
                                                 IGT Stock of any cash dividend
                                                 or special dividend or
                                                 distribution that is
                                                 identified by IGT as an
                                                 extraordinary or special
                                                 dividend or distribution, (b)
                                                 the excess of any cash
                                                 dividend or other cash
                                                 distribution (that is not
                                                 otherwise identified by IGT as
                                                 an extraordinary or special
                                                 dividend or distribution)
                                                 distributed per share of IGT
                                                 Stock over the immediately
                                                 preceding cash dividend or
                                                 other cash distribution, if
                                                 any, per share of IGT Stock
                                                 that did not include an
                                                 Extraordinary Dividend (as
                                                 adjusted for any subsequent
                                                 corporate event requiring an
                                                 adjustment hereunder, such as
                                                 a stock split or reverse stock
                                                 split) if such excess portion
                                                 of the dividend or
                                                 distribution is more than 5%
                                                 of the Closing Price of IGT
                                                 Stock on the Trading Day
                                                 preceding the "ex-dividend
                                                 date" (that is, the day on and
                                                 after which transactions in
                                                 IGT Stock on an organized
                                                 securities exchange or trading
                                                 system no longer carry the
                                                 right to receive that cash
                                                 dividend or other cash
                                                 distribution) for the payment
                                                 of such cash dividend or other
                                                 cash distribution (such
                                                 Closing Price, the "Base
                                                 Closing Price") and (c) the
                                                 full cash value of any
                                                 non-cash dividend or
                                                 distribution per share of IGT
                                                 Stock (excluding Marketable
                                                 Securities, as defined in
                                                 paragraph 5 below). Subject to
                                                 the following sentence, if any
                                                 cash dividend or distribution
                                                 of such other property with
                                                 respect to IGT Stock includes
                                                 an Extraordinary Dividend, the
                                                 Exchange Ratio with respect to
                                                 IGT Stock shall be adjusted on
                                                 the ex-
                                                 dividend date so that the new
                                                 Exchange Ratio shall equal the
                                                 product of (i) the prior
                                                 Exchange Ratio and (ii) a
                                                 fraction, the numerator of
                                                 which is the Base Closing
                                                 Price, and the denominator of
                                                 which is the amount by which
                                                 the Base Closing Price exceeds
                                                 the Extraordinary Dividend. If
                                                 any Extraordinary Dividend is
                                                 at least 35% of the Base
                                                 Closing Price, then, instead
                                                 of adjusting the Exchange
                                                 Ratio, the amount payable upon
                                                 exchange at maturity shall be
                                                 determined as described in
                                                 paragraph 5 below, and the
                                                 Extraordinary Dividend shall
                                                 be allocated to Reference
                                                 Basket Stocks in accordance
                                                 with the procedures for a
                                                 Reference Basket Event as
                                                 described in clause (c)(ii) of
                                                 paragraph 5 below. The value
                                                 of the non-cash component of
                                                 an Extraordinary Dividend
                                                 shall be determined on the
                                                 ex-dividend date for such
                                                 distribution by the
                                                 Calculation Agent, whose
                                                 determination shall be
                                                 conclusive in the absence of
                                                 manifest error. A distribution
                                                 on IGT Stock described in
                                                 clause (i), (iv) or (v) of the
                                                 first sentence of paragraph 5
                                                 below shall cause an
                                                 adjustment to the Exchange
                                                 Ratio pursuant only to clause
                                                 (i), (iv) or (v) of the first
                                                 sentence of paragraph 5, as
                                                 applicable.

                                                 5. Any of the following shall
                                                 constitute a Reorganization
                                                 Event: (i) IGT Stock is
                                                 reclassified or changed,
                                                 including, without limitation,
                                                 as a result of the issuance of
                                                 any tracking stock by IGT,
                                                 (ii) IGT has been subject to
                                                 any merger, combination or
                                                 consolidation and is not the
                                                 surviving entity, (iii) IGT
                                                 completes a statutory exchange
                                                 of securities with another
                                                 corporation (other than
                                                 pursuant to clause (ii)
                                                 above), (iv) IGT is
                                                 liquidated, (v) IGT issues to
                                                 all of its shareholders equity
                                                 securities of an issuer other
                                                 than IGT (other than in a
                                                 transaction described in
                                                 clause (ii), (iii) or (iv)
                                                 above) (a "spinoff stock") or
                                                 (vi) IGT Stock is the subject
                                                 of a tender or exchange offer
                                                 or going private transaction
                                                 on all of the outstanding
                                                 shares. If any Reorganization
                                                 Event occurs, in each case as
                                                 a result of which the holders
                                                 of IGT Stock receive any
                                                 equity security listed on a
                                                 national securities exchange
                                                 or traded on The Nasdaq
                                                 National Market (a "Marketable
                                                 Security"), other securities
                                                 or other property, assets or
                                                 cash (collectively "Exchange
                                                 Property"), the amount payable
                                                 upon exchange at maturity with
                                                 respect to each $    principal
                                                 amount of
                                                 this SPARQS following the
                                                 effective date for such
                                                 Reorganization Event (or, if
                                                 applicable, in the case of
                                                 spinoff stock, the ex-dividend
                                                 date for the distribution of
                                                 such spinoff stock) shall be
                                                 determined in accordance with
                                                 the following:

                                                      (a) if IGT Stock continues
                                                      to be outstanding, IGT
                                                      Stock (if applicable, as
                                                      reclassified upon the
                                                      issuance of any tracking
                                                      stock) at the Exchange
                                                      Ratio in effect on the
                                                      third Trading Day prior to
                                                      the scheduled Maturity
                                                      Date (taking into account
                                                      any adjustments for any
                                                      distributions described
                                                      under clause (c)(i)
                                                      below); and

                                                      (b) for each Marketable
                                                      Security received in such
                                                      Reorganization Event (each
                                                      a "New Stock"), including
                                                      the issuance of any
                                                      tracking stock or spinoff
                                                      stock or the receipt of
                                                      any stock received in
                                                      exchange for IGT Stock,
                                                      the number of shares of
                                                      the New Stock received
                                                      with respect to one share
                                                      of IGT Stock multiplied by
                                                      the Exchange Ratio for IGT
                                                      Stock on the Trading Day
                                                      immediately prior to the
                                                      effective date of the
                                                      Reorganization Event (the
                                                      "New Stock Exchange
                                                      Ratio"), as adjusted to
                                                      the third Trading Day
                                                      prior to the scheduled
                                                      Maturity Date (taking into
                                                      account any adjustments
                                                      for distributions
                                                      described under clause
                                                      (c)(i) below); and

                                                      (c) for any cash and any
                                                      other property or
                                                      securities other than
                                                      Marketable Securities
                                                      received in such
                                                      Reorganization Event (the
                                                      "Non-Stock Exchange
                                                      Property"),

                                                          (i) if the combined
                                                          value of the amount of
                                                          Non-Stock Exchange
                                                          Property received per
                                                          share of IGT Stock, as
                                                          determined by the
                                                          Calculation Agent in
                                                          its sole discretion on
                                                          the effective date of
                                                          such Reorganization
                                                          Event (the "Non-Stock
                                                          Exchange Property
                                                          Value"), by holders of
                                                          IGT Stock is less than
                                                          25% of the Closing
                                                          Price of IGT Stock on
                                                          the Trading Day
                                                          immediately prior to
                                                          the effective date of
                                                          such Reorganization
                                                          Event, a number of
                                                          shares of IGT Stock,
                                                          if applicable, and of
                                                          any New Stock received
                                                          in connection with
                                                          such Reorganization
                                                          Event, if applicable,
                                                          in
                                                          proportion to the
                                                          relative Closing
                                                          Prices of IGT Stock
                                                          and any such New
                                                          Stock, and with an
                                                          aggregate value equal
                                                          to the Non-Stock

                                                          Exchange Property
                                                          Value multiplied by
                                                          the Exchange Ratio in
                                                          effect for IGT Stock
                                                          on the Trading Day
                                                          immediately prior to
                                                          the effective date of
                                                          such Reorganization
                                                          Event, based on such
                                                          Closing Prices, in
                                                          each case as
                                                          determined by the
                                                          Calculation Agent in
                                                          its sole discretion on
                                                          the effective date of
                                                          such Reorganization
                                                          Event; and the number
                                                          of such shares of IGT
                                                          Stock or any New Stock
                                                          determined in
                                                          accordance with this
                                                          clause (c)(i) shall be
                                                          added at the time of
                                                          such adjustment to the
                                                          Exchange Ratio in
                                                          subparagraph (a) above
                                                          and/or the New Stock
                                                          Exchange Ratio in
                                                          subparagraph (b)
                                                          above, as applicable,
                                                          or

                                                          (ii) if the Non-Stock
                                                          Exchange Property
                                                          Value is equal to or
                                                          exceeds 25% of the
                                                          Closing Price of IGT
                                                          Stock on the Trading
                                                          Day immediately prior
                                                          to the effective date
                                                          relating to such
                                                          Reorganization Event
                                                          or, if IGT Stock is
                                                          surrendered
                                                          exclusively for
                                                          Non-Stock Exchange
                                                          Property (in each
                                                          case, a "Reference
                                                          Basket Event"), an
                                                          initially equal-dollar
                                                          weighted basket of
                                                          three Reference Basket
                                                          Stocks (as defined
                                                          below) with an
                                                          aggregate value on the
                                                          effective date of such
                                                          Reorganization Event
                                                          equal to the Non-Stock
                                                          Exchange Property
                                                          Value multiplied by
                                                          the Exchange Ratio in
                                                          effect for IGT Stock
                                                          on the Trading Day
                                                          immediately prior to
                                                          the effective date of
                                                          such Reorganization
                                                          Event. The "Reference
                                                          Basket Stocks" shall
                                                          be the three stocks
                                                          with the largest
                                                          market capitalization
                                                          among the stocks that
                                                          then comprise the S&P
                                                          500 Index (or, if
                                                          publication of such
                                                          index is discontinued,
                                                          any successor or
                                                          substitute index
                                                          selected by the
                                                          Calculation Agent in
                                                          its sole discretion)
                                                          with the same primary
                                                          Standard Industrial
                                                          Classification Code
                                                          ("SIC Code") as IGT;
                                                          provided, however,
                                                          that a Reference
                                                          Basket Stock shall not
                                                          include any stock that
                                                          is subject to a
                                                          trading restriction
                                                          under the trading
                                                          restriction policies
                                                          of Morgan Stanley or
                                                          any of
                                                          its affiliates that
                                                          would materially
                                                          limit the ability of
                                                          Morgan Stanley or any
                                                          of its affiliates to
                                                          hedge the SPARQS with
                                                          respect to such stock
                                                          (a "Hedging
                                                          Restriction");
                                                          provided further that
                                                          if three Reference
                                                          Basket Stocks cannot
                                                          be identified from
                                                          the S&P 500 Index by
                                                          primary SIC Code for
                                                          which a Hedging
                                                          Restriction does not
                                                          exist, the remaining
                                                          Reference Basket
                                                          Stock(s) shall be
                                                          selected by the
                                                          Calculation Agent
                                                          from the largest
                                                          market capitalization
                                                          stock(s) within the
                                                          same Division and
                                                          Major Group
                                                          classification (as
                                                          defined by the Office
                                                          of Management and
                                                          Budget) as the
                                                          primary SIC Code for
                                                          IGT. Each Reference
                                                          Basket Stock shall be
                                                          assigned a Basket
                                                          Stock Exchange Ratio
                                                          equal to the number
                                                          of shares of such
                                                          Reference Basket
                                                          Stock with a Closing
                                                          Price on the
                                                          effective date of
                                                          such Reorganization
                                                          Event equal to the
                                                          product of (a) the
                                                          Non-Stock Exchange
                                                          Property Value, (b)
                                                          the Exchange Ratio in
                                                          effect for IGT Stock
                                                          on the Trading Day
                                                          immediately prior to
                                                          the effective date of
                                                          such Reorganization
                                                          Event and (c)
                                                          0.3333333.

                                                 Following the allocation of
                                                 any Extraordinary Dividend to
                                                 Reference Basket Stocks
                                                 pursuant to paragraph 4 above
                                                 or any Reorganization Event
                                                 described in this paragraph 5,
                                                 the amount payable upon
                                                 exchange at maturity with
                                                 respect to each $     principal
                                                 amount of this SPARQS shall be
                                                 the sum of:

                                                      (x)  if applicable, IGT
                                                           Stock at the Exchange
                                                           Ratio then in effect;
                                                           and

                                                      (y)  if applicable, for
                                                           each New Stock, such
                                                           New Stock at the New
                                                           Stock Exchange Ratio
                                                           then in effect for
                                                           such New Stock; and

                                                      (z)  if applicable, for
                                                           each Reference Basket
                                                           Stock, such Reference
                                                           Basket Stock at the
                                                           Basket Stock Exchange
                                                           Ratio then in effect
                                                           for such Reference
                                                           Basket Stock.

                                                 In each case, the applicable
                                                 Exchange Ratio (including for
                                                 this purpose, any New Stock
                                                 Exchange Ratio or Basket Stock
                                                 Exchange Ratio) shall be
                                                 determined by
                                                 the Calculation Agent on the
                                                 third Trading Day prior to the
                                                 scheduled Maturity Date.

                                                 For purposes of paragraph 5
                                                 above, in the case of a
                                                 consummated tender or exchange
                                                 offer or going-private
                                                 transaction involving Exchange
                                                 Property of a particular type,
                                                 Exchange Property shall be
                                                 deemed to include the amount
                                                 of cash or other property paid
                                                 by the offeror in the tender
                                                 or exchange offer with respect
                                                 to such Exchange Property (in
                                                 an amount determined on the
                                                 basis of the rate of exchange
                                                 in such tender or exchange
                                                 offer or going-private
                                                 transaction). In the event of
                                                 a tender or exchange offer or
                                                 a going-private transaction
                                                 with respect to Exchange
                                                 Property in which an offeree
                                                 may elect to receive cash or
                                                 other property, Exchange
                                                 Property shall be deemed to
                                                 include the kind and amount of
                                                 cash and other property
                                                 received by offerees who elect
                                                 to receive cash.

                                                 Following the occurrence of
                                                 any Reorganization Event
                                                 referred to in paragraphs 4 or
                                                 5 above, (i) references to
                                                 "IGT Stock" under "No
                                                 Fractional Shares," "Closing
                                                 Price" and "Market Disruption
                                                 Event" shall be deemed to also
                                                 refer to any New Stock or
                                                 Reference Basket Stock, and
                                                 (ii) all other references in
                                                 this SPARQS to "IGT Stock"
                                                 shall be deemed to refer to
                                                 the Exchange Property into
                                                 which this SPARQS is
                                                 thereafter exchangeable and
                                                 references to a "share" or
                                                 "shares" of IGT Stock shall be
                                                 deemed to refer to the
                                                 applicable unit or units of
                                                 such Exchange Property,
                                                 including any New Stock or
                                                 Reference Basket Stock, unless
                                                 the context otherwise
                                                 requires. The New Stock
                                                 Exchange Ratio(s) or Basket
                                                 Stock Exchange Ratios
                                                 resulting from any
                                                 Reorganization Event described
                                                 in paragraph 5 above or
                                                 similar adjustment under
                                                 paragraph 4 above shall be
                                                 subject to the adjustments set
                                                 forth in paragraphs 1 through
                                                 5 hereof.

                                                 If a Reference Basket Event
                                                 occurs, the Issuer shall, or
                                                 shall cause the Calculation
                                                 Agent to, provide written
                                                 notice to the Trustee at its
                                                 New York office, on which
                                                 notice the Trustee may
                                                 conclusively rely, and to DTC
                                                 of the occurrence of such
                                                 Reference Basket Event and of
                                                 the three Reference Basket
                                                 Stocks selected as promptly as
                                                 possible and in no event later
                                                 than five

                                                 Business Days after the date
                                                 of the Reference Basket Event.

                                                 No adjustment to any Exchange
                                                 Ratio (including for this
                                                 purpose, any New Stock
                                                 Exchange Ratio or Basket Stock
                                                 Exchange Ratio) shall be
                                                 required unless such
                                                 adjustment would require a
                                                 change of at least 0.1% in the
                                                 Exchange Ratio then in effect.
                                                 The Exchange Ratio resulting
                                                 from any of the adjustments
                                                 specified above will be
                                                 rounded to the nearest one
                                                 hundred-thousandth, with five
                                                 one-millionths rounded upward.
                                                 Adjustments to the Exchange
                                                 Ratios will be made up to the
                                                 close of business on the third
                                                 Trading Day prior to the
                                                 Maturity Date.

                                                 No adjustments to the Exchange
                                                 Ratio or method of calculating
                                                 the Exchange Ratio shall be
                                                 made other than those
                                                 specified above.

                                                 The Calculation Agent shall be
                                                 solely responsible for the
                                                 determination and calculation
                                                 of any adjustments to the
                                                 Exchange Ratio, any New Stock
                                                 Exchange Ratio or Basket Stock
                                                 Exchange Ratio or method of
                                                 calculating the Exchange
                                                 Property Value and of any
                                                 related determinations and
                                                 calculations with respect to
                                                 any distributions of stock,
                                                 other securities or other
                                                 property or assets (including
                                                 cash) in connection with any
                                                 corporate event described in
                                                 paragraphs 1 through 5 above,
                                                 and its determinations and
                                                 calculations with respect
                                                 thereto shall be conclusive in
                                                 the absence of manifest error.

                                                 The Calculation Agent shall
                                                 provide information as to any
                                                 adjustments to the Exchange
                                                 Ratio or to the method of
                                                 calculating the amount payable
                                                 upon exchange at maturity of
                                                 the SPARQS made pursuant to
                                                 paragraphs 1 through 5 above
                                                 upon written request by any
                                                 holder of this SPARQS.

Market Disruption Event.......................   "Market Disruption Event"
                                                 means, with respect to IGT
                                                 Stock:

                                                      (i) a suspension, absence
                                                      or material limitation of
                                                      trading of IGT Stock on
                                                      the primary market for
                                                      IGT Stock for more than
                                                      two hours of trading or
                                                      during the one-half hour
                                                      period preceding the
                                                      close of the principal
                                                      trading session in such
                                                      market; or a
                                                      breakdown or failure in
                                                      the price and trade
                                                      reporting systems of the
                                                      primary market for IGT
                                                      Stock as a result of
                                                      which the reported
                                                      trading prices for IGT
                                                      Stock during the last
                                                      one-half hour preceding
                                                      the close of the
                                                      principal trading session
                                                      in such market are
                                                      materially inaccurate; or
                                                      the suspension, absence
                                                      or material limitation of
                                                      trading on the primary
                                                      market for trading in
                                                      options contracts related
                                                      to IGT Stock, if
                                                      available, during the
                                                      one-half hour period
                                                      preceding the close of
                                                      the principal trading
                                                      session in the applicable
                                                      market, in each case as
                                                      determined by the
                                                      Calculation Agent in its
                                                      sole discretion; and

                                                      (ii) a determination by
                                                      the Calculation Agent in
                                                      its sole discretion that
                                                      any event described in
                                                      clause (i) above
                                                      materially interfered
                                                      with the ability of the
                                                      Issuer or any of its
                                                      affiliates to unwind or
                                                      adjust all or a material
                                                      portion of the hedge with
                                                      respect to the SPARQS due
                                                      December 1, 2005,
                                                      Mandatorily Exchangeable
                                                      for Shares of Common
                                                      Stock of International
                                                      Game Technology.

                                                 For purposes of determining
                                                 whether a Market Disruption
                                                 Event has occurred: (1) a
                                                 limitation on the hours or
                                                 number of days of trading
                                                 shall not constitute a Market
                                                 Disruption Event if it results
                                                 from an announced change in
                                                 the regular business hours of
                                                 the relevant exchange, (2) a
                                                 decision to permanently
                                                 discontinue trading in the
                                                 relevant options contract
                                                 shall not constitute a Market
                                                 Disruption Event, (3)
                                                 limitations pursuant to NYSE
                                                 Rule 80A (or any applicable
                                                 rule or regulation enacted or
                                                 promulgated by the NYSE, any
                                                 other self-regulatory
                                                 organization or the Securities
                                                 and Exchange Commission of
                                                 scope similar to NYSE Rule 80A
                                                 as determined by the
                                                 Calculation Agent) on trading
                                                 during significant market
                                                 fluctuations shall constitute
                                                 a suspension,
                                                 absence or material limitation
                                                 of trading, (4) a suspension
                                                 of trading in options
                                                 contracts on IGT Stock by the
                                                 primary securities market
                                                 trading in such options, if
                                                 available, by reason of (x) a
                                                 price change exceeding limits
                                                 set by such securities
                                                 exchange or market, (y) an
                                                 imbalance of orders relating
                                                 to such contracts or (z) a
                                                 disparity in bid and ask
                                                 quotes relating to such
                                                 contracts shall constitute a
                                                 suspension, absence or
                                                 material limitation of trading
                                                 in options contracts related
                                                 to IGT Stock and (5) a
                                                 suspension, absence or
                                                 material limitation of trading
                                                 on the primary securities
                                                 market on which options
                                                 contracts related to IGT Stock
                                                 are traded shall not include
                                                 any time when such securities
                                                 market is itself closed for
                                                 trading under ordinary
                                                 circumstances.

Alternate Exchange Calculation
  in Case of an Event of Default..............   In case an event of default
                                                 with respect to the SPARQS
                                                 shall have occurred and be
                                                 continuing, the amount
                                                 declared due and payable per
                                                 each $      principal amount
                                                 of this SPARQS upon any
                                                 acceleration of this SPARQS
                                                 (an "Event of Default
                                                 Acceleration") shall be
                                                 determined by the Calculation
                                                 Agent and shall be an amount
                                                 in cash equal to the lesser of
                                                 (i) the product of (x) the
                                                 Closing Price of IGT Stock
                                                 (and/or the value of any
                                                 Exchange Property) as of the
                                                 date of such acceleration and
                                                 (y) the then current Exchange
                                                 Ratio and (ii) the Call Price
                                                 calculated as though the date
                                                 of acceleration were the Call
                                                 Date (but in no event less
                                                 than the Call Price for the
                                                 first Call Date), in each case
                                                 plus accrued but unpaid
                                                 interest to but excluding the
                                                 date of acceleration; provided
                                                 that if the Issuer has called
                                                 the SPARQS in accordance with
                                                 the Morgan Stanley Call Right,
                                                 the amount declared due and
                                                 payable upon any such
                                                 acceleration shall be an
                                                 amount in cash for each $
                                                 principal amount of this
                                                 SPARQS equal to the Call Price
                                                 for the Call Date specified in
                                                 the Issuer's notice of
                                                 mandatory exchange, plus
                                                 accrued but unpaid interest to
                                                 but excluding the date of
                                                 acceleration.

Treatment of SPARQS for
  United States Federal
  Income Tax Purposes.........................   The Issuer, by its sale of
                                                 this SPARQS, and the holder of
                                                 this SPARQS (and any successor
                                                 holder of, or holder of a
                                                 beneficial interest in, this
                                                 SPARQS), by its respective
                                                 purchase hereof, agree (in the
                                                 absence of an administrative
                                                 determination or judicial
                                                 ruling to the contrary) to
                                                 characterize each $
                                                 principal amount of this
                                                 SPARQS for all tax purposes as
                                                 an investment unit consisting
                                                 of (A) a terminable contract
                                                 (the "Terminable Forward
                                                 Contract") that (i) requires
                                                 the holder of this SPARQS
                                                 (subject to the Morgan Stanley
                                                 Call Right) to purchase, and
                                                 the Issuer to sell, for an
                                                 amount equal to $     (the
                                                 "Forward Price"), IGT Stock at
                                                 maturity and (ii) allows the
                                                 Issuer, upon exercise of the
                                                 Morgan Stanley Call Right, to
                                                 terminate the Terminable
                                                 Forward Contract by returning
                                                 to such holder the Deposit (as
                                                 defined below) and paying to
                                                 such holder an amount of cash
                                                 equal to the difference
                                                 between the Deposit and the
                                                 Call Price and (B) a deposit
                                                 with the Issuer of a fixed
                                                 amount of cash, equal to the
                                                 Issue Price per each $
                                                 principal amount of this
                                                 SPARQS, to secure the holder's
                                                 obligation to purchase IGT
                                                 Stock pursuant to the
                                                 Terminable Forward Contract
                                                 (the "Deposit"), which Deposit
                                                 bears a quarterly compounded
                                                 yield of    % per annum.

        Morgan Stanley, a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assignees, the amount of IGT Stock (or other Exchange Property), as determined in accordance with the provisions set forth under "Exchange at Maturity" above, due with respect to the principal sum of U.S.
$       (UNITED STATES DOLLARS                  ) on the Maturity Date
specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

         Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

         Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

         If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

         If the holder elects to receive all or a portion of payments of principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                 MORGAN STANLEY


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


TRUSTEE'S CERTIFICATE
   OF AUTHENTICATION


This is one of the Notes referred
  to in the within-mentioned
  Senior Indenture.


JPMORGAN CHASE BANK, N.A.,
  as Trustee


By:
   --------------------------------------------
   Authorized Officer

                               REVERSE OF SECURITY

         This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series F, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under a Senior Indenture, dated as of November 1, 2004, between the Issuer and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed JPMorgan Chase Bank, N.A. at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

         Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

         If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment, provided that if this Note is issued with original issue discount, this Note will be repayable on the applicable Optional Repayment Date or Dates at the price(s) specified on the face hereof. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

         This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

         The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

         In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

         The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and
(b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal or premium, if any, or interest on such debt securities) by the holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

         If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration or Redemption," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption (except that if this Note is subject to "Modified Payment upon

Acceleration or Redemption," such redemption price would be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of redemption, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of redemption) (the "Amortized Amount")), if the Issuer determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and (ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

         Notice of redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, which date and the applicable redemption price will be specified in the notice.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding or deduction for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, make any payment of Additional Amounts to any such holder who is a United States Alien for or on account of:

              (a) any present or future tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder, or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation for United States federal income tax purposes, and the United States, including, without limitation, such holder, or such fiduciary, settlor, beneficiary, member or shareholder, being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

              (b) any estate, inheritance, gift, sales, transfer, excise or personal property tax or any similar tax, assessment or governmental charge;

              (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization or a bank receiving interest under Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

              (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments on or in respect of this Note;

              (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

              (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

              (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

              (h) any combination of items (a), (b), (c), (d), (e), (f) or (g).

In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall the Issuer pay Additional Amounts with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

         The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

         Except as set forth below, if the principal of, premium, if any, or interest on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

         The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

         All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

         So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive.

         With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

         No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

         Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         As used herein, the term "United States Alien" means any person who is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

         All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:




                  TEN COM    -     as tenants in common
                  TEN ENT    -     as tenants by the entireties
                  JT TEN     -     as joint tenants with right of survivorship
                                   and not as tenants in common


         UNIF GIFT MIN ACT - ___________________________  Custodian ____________
                                         (Minor)                       (Cust)

         Under Uniform Gifts to Minors Act______________________________________
                                                      (State)

         Additional abbreviations may also be used though not in the above list.


                             _____________________

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



_________________________________________
[PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE]

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
    [PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.



Dated:______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)


         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:
____________________________ ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note shall be issued for the portion not being repaid):______________________________.


Dated:_____________________________     ________________________________________
                                        NOTICE: The signature on this Option to
                                        Elect Repayment must correspond with
                                        the name as written upon the face of
                                        the within instrument in every
                                        particular without alteration or
                                        enlargement.